UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 16, 2007

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
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        (Exact Name of Small Business Issuer as Specified in its Charter)

            DELAWARE                                       14-1854107
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(State or other jurisdiction of                (IRS Employer Identification No.)
 Incorporation or Organization)

    115 East 57th Street, 11th Floor
              New York, NY                                   10022
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(Address of principal executive offices)                   (Zip Code)

                                  917.546.6640
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                (Issuer's Telephone Number, including Area Code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, in the Company's Current Report Pursuant to Form 8-K Dated October 1, 2007,?on October 1, 2007 the Company entered into an Agreement and Plan of Merger (the " Merger Agreement") by and among the Company, TriMedia Acquisition Corp., a wholly owned subsidiary of the Company ("Merger Subsidiary") and VGB Media, Inc. ("VGB"). On that date the Company also entered into a Restructuring Agreement, by and among the Company, 1025 Investments, Inc., IL Resources, Inc., Christopher Schwartz, SPH Investments; Capital Growth Investments and Rufftown Entertainment, Inc. (the "Restructuring Agreement").The other parties to this Agreement include our former chief executive officer and other of our affiliates.

As of November 16, 2007 all the transactions under the Merger Agreement closed (the "Closing"). As provided for in the Merger Agreement the merger ("Merger") of Merger Subsidiary into VGB with VGB as the surviving corporation has been completed. In connection with the Merger, the shareholder of VGB received 10,000 shares of our newly authorized Series A Convertible Preferred Stock ("Preferred Shares"). Each share is convertible into 6,418 shares of our Common Stock or a total of 64,180,000 shares of our Common Stock. This represents 40 % of our shares on the Closing on a fully diluted basis as defined in the Merger Agreement (assuming conversion of the Preferred Shares on such date). The Preferred Shares will have voting rights equivalent to the Common Stock into which these shares are convertible. VGB is a newly formed company with substantially no assets or liabilities. It has entered into a distribution agreement and intends to engage in the production, distribution and marketing of entertainment related content after the Merger.

As a further condition of the Closing, we completed a restructuring pursuant to the terms of the Restructuring Agreement. As a result: (i) certain creditors of the Company converted a portion of their indebtedness into 46,000,000 shares of Common Stock of the Company; (ii) all the assets of Company, including ownership of all our operating subsidiaries, were contributed to a newly formed Delaware corporation ("Newco") in which ((A) the Company has a 19% economic interest owned through a class of non-voting common stock with an option to acquire additional interests and (B) the aforesaid creditors (I) initially have an 81% economic interest and the full voting interest represented by a class of voting common stock and (II) a $4,800,000 preference represented by a newly designated series of preferred stock of Newco and (iii) significantly all liabilities of Parent prior to the closing date or arising from the continuing business were assumed by Newco.

Aside from our interest in Newco, after the Merger and closing of the restructuring our business will consist of the entertainment related business VGB intends to conduct. It has entered into one distribution agreement.

The foregoing description of the Merger and the restructuring is qualified in its entirety by reference to the Merger Agreement and its exhibit and the Restructuring Agreement and its exhibits all filed as Exhibits hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As described in ITEM 2.01 Completion of Acquisition or Disposition of Assets we issued (i) 46,000,000 shares of our Common Stock to certain creditors pursuant to the above Restructuring Agreement and (ii) 10,000 Preferred Shares in connection with the Merge. All of these securities were issued pursuant to
Section 4(2) of the Securities Act of 1933, as amended, as securities sold by an issuer in a transaction "not involving any public offering."


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

Item 5.01 Changes in Control of Registrant.

As described in ITEM 2.01 Completion of Acquisition or Disposition of Assets pursuant to the Merger the sole shareholder of VGB, Aspatuck Holdings LTD, received over 40 % of the Company's voting interest. Pursuant to the terms of the Merger its designees are now the sole directors of the Company.

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

Immediately after the Closing of the Merger Mr. Christopher Schwartz resigned all positions as an officer and director of the Company. Prior to the Merger he was our sole officer and director of the Company. Pursuant to resolution adopted prior to the Closing, and subject to the Closing, Jason Meyers and Salvatore Farina were elected as directors of the Company. They assumed such positions on November 19, 2007. Mr. Meyers was also elected President, Chief Executive Officer and Chief Financial Officer of the Company.

Set forth below with respect to each individual elected as a new director or officer the name, age of the individual as of the date hereof, and such individual's present principal occupation and employment history during the past five years:

JASON MEYERS, age 40, has since 2005 Mr. Meyers been a principal of Internet Capital Markets Corp. a FINRA registered investment banking and brokerage firm, based in New York City. Mr. Meyers has extensive experience in re-capitalizing, funding and revitalizing distressed businesses and recruiting management teams. Mr. Meyers has over nineteen years of securities brokerage and investment and merchant banking experience and has led or participated in the origination and syndication of dozens of private placements and initial public offerings in a broad range of industries including entertainment, technology, healthcare, and financial services. Since September 2005 he has also been an officer and director of Turbodyne Technologies Inc, a publicly traded company registered under the Securities and Exchange Act. In 2003 a judgment was rendered in Washington State against Mr. Meyers and a brokerage firm previously employing Mr. Meyers which included breaches under that state's securities laws. The action was brought by a former customer of the brokerage firm which was not controlled by Mr. Meyers.

SALVATORE FARINA, age 57, is an accountant and business manager in the entertainment industry. Prior to 1997, he represented the financial interests of various show business personalities through his association with The David Feinstein Management Corp. In 1997, he left that firm and joined Nile Rodgers in the management of Mr. Rodgers' operating companies. In addition to Mr. Farina serving as Chief Financial Officer of Nile Rodgers Productions, Inc., NRP, Inc., Sumthing Else Music Works, Inc. and The CHIC Organization, he also serves as Mr. Rodgers' personal Business Manager. Mr. Farina holds degrees in Business Administration, Accounting and Management from SUNY and Dowling College, where he attended both undergraduate and graduate schools.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2007 we filed a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock with the Secretary of State of Delaware creating the Preferred Shares. The Preferred Shares have an aggregate Liquidation Preference of $10,000. Dividends may not be declared on the Common Stock unless declared on the Preferred Shares. Voting and Conversion rights of the Preferred Shares are described under ITEM 2.01 Completion of Acquisition or Disposition of Assets.


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

ITEM 9.01. Financial Statements and Exhibits.

      (a) It is expected that the consolidated Financial Statements and the Pro-Forma Financial Statements, if required, in connection with the Acquisition and Disposition described above will be provided by amendment within seventy one days from the date of this report.

      (b) Exhibits.

The following Exhibits are filed as part of this report.

      2.5 Agreement and Plan of Merger between by and among the Company, TriMedia Acquisition Corp. and VGB Media, Inc. *

      2.6 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of TriMedia Entertainment Group, Inc. filed November 6, 2007.

      10.48 Restructuring Agreement entered into as of October 1, 2007, by and among the Company,1025 Investments, Inc., IL Resources, Inc., Christopher Schwartz, SPH Investments; Capital Growth Investments and Rufftown Entertainment, Inc.*

            * Filed with Company's Current Report Pursuant to Form 8-K Dated October 1, 2007


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRIMEDIA ENTERTAINMENT GROUP, INC.

Date: November, 21 2007                       By: /s/
                                                  ------------------------------
                                                  Jason Meyers
                                                  Chief Executive Officer


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